UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 12, 2012


                          WESTERN STANDARD ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                        000-51736                 20-5854735
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                      980 Skeena Drive, Kelowna, BC V1V 2K7
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code (403) 537.2516

                50 West Liberty Street, Suite 880, Reno, NV 89501
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 15, 2012, Western Standard Energy Corp. (the "Company") entered into a securities purchase agreement with BRL Consulting Inc. and Gladys Jenks (collectively, the "Purchasers") pursuant to which the Company has agreed to issue 2,500,000 common shares for a total proceeds of USD$3,125.00 and the Company issued to two Purchasers a convertible debenture (the "Debenture") in the aggregate principal amount of US $250,000. The Debenture is convertible, upon a Default into shares of the Company's common stock equal in number to 50% of the total issued and outstanding Common Stock of the Company at the time of conversion. The Company has also agreed to register the shares that may be convertible under the Debenture. The Debenture matures on the earlier of April 1, 2013 or the 90th day following the Company's receipt of SEC approval of the Registration statement. The Debenture shall bear no interest.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information required by this Item 3.02 is included under Item 1.01 of this Current Report on Form 8-K.

We issued the securities to two non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective October 12, 2012, Steve Cook resigned as our President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer and Director. As a result of the resignation, we appointed Dallas Gray as our new President, Secretary, Treasurer and to the board of directors. Mr. Gray is now the sole director of the Company.

Mr. Gray has over 20 years' experience in the management of radio stations and is currently on the board of the Downtown Kelowna Association and the British Columbia Association of Broadcasters.

FAMILY RELATIONSHIPS

There are no family relationships between Mr. Gray and our board of directors.

CERTAIN RELATED TRANSACTIONS AND RELATIONSHIPS

We have not been party to any transaction with Mr. Gray since the beginning of our last fiscal year.

EXHIBIT 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Securities Purchase Agreement dated October 15, 2012 with BRL Consulting Inc. and Gladys Jenks.

10.2 Convertible Debenture dated October 15, 2012 in the amount of US$250,000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN STANDARD ENERGY CORP.


By: /s/ Dallas Gray
   -----------------------------------
   Dallas Gray
   President, Treasurer and Director

October 16, 2012


                                       3